                            MONY Series Fund, Inc.

                                  Prospectus
                               Dated May 1, 2002


                       Intermediate Term Bond Portfolio
                           Long Term Bond Portfolio
                        Government Securities Portfolio
                            Money Market Portfolio


   Shares of each Portfolio are offered exclusively to certain registered separate accounts of MONY Life Insurance Company ("MONY") and MONY Life Insurance Company of America ("MONY America") as funding vehicles for certain variable annuity and variable life insurance contracts (the "Contracts") issued by MONY and MONY America, and are not offered directly to the public.

   An investment in a Portfolio of the Fund is not a bank deposit and is not insured, guaranteed, or endorsed by the Federal Deposit Insurance Corporation, or any other government agency. An investment in a Portfolio of the Fund involves investment risks, including possible loss of principal.

   The Securities and Exchange Commission has not approved or disapproved shares of the Fund or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                            MONY Series Fund, Inc.
                                  Prospectus
                               Dated May 1, 2002

   No person may give any information or make any representations not contained in this Prospectus. If any other information is given or other representations are made, you must not rely on them as having been authorized by the Fund or the Investment Adviser. This Prospectus is not an offer in any State where such offering may not lawfully be made.

                                   Contents

                                                                          Page
                                                                          ----
The Fund.................................................................   1

  General Discussion of Risks............................................   1

  Portfolio Information Key..............................................   1

  Intermediate Term Bond Portfolio.......................................   2

  Long Term Bond Portfolio...............................................   4

  Government Securities Portfolio........................................   6

  Money Market Portfolio.................................................   8

  Financial Highlights...................................................  10

Management of the Fund...................................................  14

  Investment Adviser.....................................................  14

  Custodian, Transfer Agent and Dividend Disbursing Agent................  16

  Legal Proceedings......................................................  16

Purchase and Redemption of Shares........................................  16

Dividends, Distributions and Taxes.......................................  18

Appendix A............................................................... A-1

Appendix B............................................................... B-1

                                   The Fund

   This Prospectus describes four of the seven Portfolios offered by the Fund. Each Portfolio is a separate investment portfolio or mutual fund and has its own investment objective, investment policies, restrictions, and attendant risks. An investor should consider each Portfolio separately to determine if it is an appropriate investment. No one can assure that a Portfolio will achieve its investment objective(s) and investors should not consider any one Portfolio to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a Portfolio. The investment objective(s) of each Portfolio, and those investment restrictions of a Portfolio that are designated as fundamental, can only be changed with the approval of a majority of the outstanding shares of that Portfolio as defined in the Statement of Additional Information. However, each Portfolio's investment policies and the strategies by which it seeks its objective(s), and those investment restrictions not specifically designated as fundamental, may be changed by the Fund's board of directors without shareholder approval. For Portfolios whose investment strategies require that 80% be invested in certain designated investments, shareholders will be notified 60 days in advance of a change in the investment strategy.

General Discussion of Risks

   Different types of securities, investments and investment techniques used by each Portfolio all have attendant risks of varying degrees.

   Income-Bearing Securities. In general, income-bearing securities are subject to the risk of income volatility, interest rate risk (a type of market risk), credit risk (a type of financial risk) and, as to some income-bearing securities, prepayment/extension risk. Income volatility refers to the degree and speed with which changes in prevailing market interest rates diminish the level of current income from a portfolio of income-bearing securities. Financial risk relates to the ability of an issuer of a debt security to pay principal and interest on the security on a timely basis and is the risk that the issuer could default on its obligations thereby causing a Portfolio to lose its investment in the security.

   In general, interest rate risk is the risk that when prevailing interest rates decline, the market value of income-bearing securities (particularly fixed-income securities) tends to increase. Conversely, when prevailing interest rates increase, the market value of income-bearing securities (particularly fixed-income securities) tends to decline.

   Prepayment risk and extension risk are normally present in adjustable rate mortgage loans, mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (prepayment risk) or lengthen (extension risk). If interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment generally increases. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment generally decreases. In either case, a change in the prepayment rate and the resulting change in duration of income-bearing securities held by a Portfolio, can result in losses to investors in the Portfolio.

Portfolio Information Key

   Investment Objective--The Portfolio's particular investment goals.

   Investment Strategies--The strategies it intends to use in pursuing these investment objectives and the primary types of securities in which the Portfolio invests.

   Risk Factors--The major risk factors associated with the Portfolio.

   Investment Adviser Fees--The investment adviser fee charged for services performed for each Portfolio.

   Performance Bar Chart and Table--Provides information on returns over a period of time.

   Portfolio Management--The individual or group (including sub-advisers, if any) designated by the investment adviser to handle the Portfolio's day-to-day management.

   Financial Highlights--A table showing the Portfolio's financial performance for five years, by Portfolio. A bar chart showing total return allows you to compare the Portfolio's historical risk level to those of other funds.


Intermediate Term Bond Portfolio
--------------------------------------------------------------------------------

Investment Objective This Portfolio seeks to maximize income and capital appreciation through the investment in intermediate-maturity debt obligations. The investment objective may only be changed with shareholder approval.

Investment Strategies The Portfolio seeks to achieve its investment objective by investing in investment-grade fixed-income securities issued by a diverse mix of corporations, the U.S. government and its agencies or instrumentalities, as well as mortgage-backed and asset-backed securities. Under normal market conditions, at least 80% of the Portfolio's total assets will be invested in such securities. The Portfolio is expected to have a dollar weighted average maturity between four and eight years under most circumstances. The Portfolio's benchmark objectives are to outperform the Lehman Brothers Intermediate Government/Corporate Index and competing funds. All securities in the Portfolio will be investment-grade at the time of purchase. An investment-grade security carries a minimum rating of credit quality issued by an independent rating agency at the time of purchase. Specific securities in the Portfolio can have expected maturities as short as one day, or as long as 30 years or more, but the Portfolio as a whole is expected to have an average maturity of four to eight years. The Portfolio will not take temporary defensive positions inconsistent with its principal investment strategies.

Currently, the Portfolio does not engage in active and frequent trading of Portfolio securities to achieve its investment objective. However, if at any time the Portfolio were to engage in such active and frequent trading, it may result in the generation of capital gains in the Portfolio. Since the only shareholders of the Portfolio will be MONY Life Insurance Company and MONY Life Insurance Company of America, there is no discussion in this Prospectus of the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to Contract holders, see the attached prospectus for the Contracts. Higher Portfolio turnover (e.g. over 100% per year) may result from active and frequent trading. Higher Portfolio turnover would cause the Portfolio to incur additional transaction costs.

Risk Factors As with any fixed-income fund, the value of investments in the Portfolio can be expected to change with daily changes in the market level of interest rates. The Portfolio is expected to have an effective duration between 2 and 4 years. In general, bond prices move inversely with interest rate changes. Duration is a common measurement of how sensitive a bond's price is to a movement in interest rates. Additionally, while the portfolio will invest only in investment-grade securities, market prices for those securities can still vary independently of interest rate changes, depending on the market's evaluation of general credit conditions and liquidity. The loss of money is a risk of investing in the Portfolio.

Investment Adviser Fee Annual rate of 0.50% of the first $400 million, 0.35% of the next $400 million, and 0.30% in excess of $800 million of the Portfolio's aggregate average daily net assets.

Performance Bar Chart and Table

The bar chart and table shown below provide an indication of the risks of investing in the Intermediate Term Bond Portfolio by showing changes in the Portfolio's performance from year-to-year over a ten-year period and by showing how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index. Performance does not include separate account charges imposed by the insurance companies that write annuity contracts and variable life policies. If these charges were included, they would have reduced performance. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future. Investment results assume reinvestment of dividends.

            Intermediate Term Bond Portfolio--Annual Total Returns

                                    [CHART]

1992    6.85%
1993    7.84%
1994   (1.52)%
1995   14.82%
1996    3.69%
1997    7.70%
1998    7.44%
1999    0.23%
2000    7.94%
2001    8.51%

During the ten-year period shown in the bar chart, the highest return for a quarter was 5.02% (quarter ending June 30, 1995) and the lowest return for a quarter was -1.90% (quarter ending March 31, 1994).

------------------------------------------------------------------------------
Average Annual Total Returns
(for the periods ending December 31, 2001)             1 Year 5 Years 10 Years
------------------------------------------------------------------------------
Intermediate Term Bond Portfolio (Return Before Taxes) 8.51%   6.32%   6.27%
------------------------------------------------------------------------------
Lehman Brothers Intermediate Gov/Corp Index            8.98%   7.10%   6.82%
------------------------------------------------------------------------------

Portfolio Management  MONY Life Insurance Company of America manages the
Portfolio.

Long Term Bond Portfolio
--------------------------------------------------------------------------------

Investment Objective This Portfolio seeks to maximize income and capital appreciation through the investment in long-maturity debt obligations. The Portfolio's benchmark goals are to outperform the Lehman Brothers Long Government/Corporate Index and other competing funds. The investment objective may only be changed with shareholder approval.

Investment Strategies The Portfolio seeks to achieve its investment objective by investing in investment-grade fixed-income securities issued by a diverse mix of corporations, the U.S. government and its agencies or instrumentalities, as well as mortgage-backed and asset-backed securities. Under normal market conditions, at least 80% of the Portfolio's total assets will be invested in such securities. The Portfolio is expected to have a dollar weighted average maturity of more than eight years under most circumstances. All securities in the Portfolio will be investment-grade at the time of purchase. An investment-grade security carries a minimum rating of credit quality issued by an independent rating agency at the time of purchase. Specific securities in the portfolio can have expected maturities as short as one day, or as long as 30 years or more, but the Portfolio as a whole is expected to have an average maturity of longer than eight years. The Portfolio will not take temporary defensive positions inconsistent with its principal investment strategy.

Currently, the Portfolio does not engage in active and frequent trading of portfolio securities to achieve its investment objective. However, if at any time the Portfolio were to engage in such active and frequent trading, it may result in the generation of capital gains in the Portfolio. Since the only shareholders of the Portfolio will be MONY Life Insurance Company and MONY Life Insurance Company of America, there is no discussion in this Prospectus of the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to Contract holders, see the attached prospectus for the Contracts. Higher Portfolio turnover (e.g. over 100% per year) may result from active and frequent trading. Higher Portfolio turnover would cause the portfolio to incur additional transaction costs.

Risk Factors As with any fixed-income fund, the value of the investments in the portfolio can be expected to change with daily changes in the market level of interest rates. The portfolio is expected to have an effective duration between 8 and 15 years. In general, bond prices tend move inversely with interest rate changes. Duration is a common measurement of how sensitive a bond's price is to a movement in interest rates. Higher durations can be expected to be more price sensitive. Additionally, while the portfolio will invest only in investment-grade securities, market prices for those securities can still vary independently of interest rate changes, depending on the market's evaluation of general credit conditions and liquidity. The loss of money is a risk of investing in the portfolio.

Investment Adviser Fee Annual rate of 0.50% of the first $400 million, 0.35% of the next $400 million, and 0.30% in excess of $800 million of the Portfolio's aggregate average daily net assets.

Performance Bar Chart and Table

The bar chart and table shown below provide an indication of the risks of investing in the Long Term Bond Portfolio by showing changes in the Portfolio's performance from year-to-year over a ten-year period and by showing how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index. Performance does not include separate account charges imposed by the insurance companies that write annuity contracts and variable life policies. If these charges were included, they would have reduced performance. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future. Investment results assume reinvestment of dividends.

                Long Term Bond Portfolio--Annual Total Returns

                                    [CHART]

1992    8.79%
1993   14.21%
1994   (6.14)%
1995   30.04%
1996   (0.31)%
1997   13.44%
1998   10.08%
1999   (7.60)%
2000   15.61%
2001    6.28%


During the ten-year period shown in the bar chart, the highest return for a quarter was 10.85% (quarter ending June 30, 1995) and the lowest return for a quarter was -6.29% (quarter ending March 31, 1996).

----------------------------------------------------------------------
Average Annual Total Returns
(for the periods ending December 31, 2001)     1 Year 5 Years 10 Years
----------------------------------------------------------------------
Long Term Bond Portfolio (Return Before Taxes) 6.28%   7.23%   7.92%
----------------------------------------------------------------------
Lehman Brothers Long Gov/Corp Index            7.26%   8.05%   8.42%
----------------------------------------------------------------------

Portfolio Management  MONY Life Insurance Company of America manages the
Portfolio.

Government Securities Portfolio
--------------------------------------------------------------------------------

Investment Objective This Portfolio seeks to maximize income and capital appreciation through the investment in the highest credit quality debt obligations. The Portfolio's benchmark objectives are to outperform the Lehman Brothers Intermediate Government Index and other competing funds. The investment objective may only be changed with shareholder approval.

Investment Strategies The Portfolio seeks to achieve its investment objective by investing in bonds, notes and other obligations either issued or guaranteed by the U.S. government, its agencies or instrumentalities. This may include obligations such as mortgage-backed securities that carry full agency or instrumentality guarantees. Specific securities in the portfolio can have expected maturities as short as one day or as long as 30 years or more, but the Portfolio as a whole is expected to have an average maturity of four to eight years. Under normal market conditions, at least 80% of the Portfolio's total assets will be invested in such securities. The Portfolio will not take temporary defensive positions inconsistent with its principal investment strategies.

Currently, the Portfolio does not engage in active and frequent trading of Portfolio securities to achieve its investment objective. However, if at any time the Portfolio were to engage in such active and frequent trading, it may result in the generation of capital gains in the Portfolio. Since the only shareholders of the Portfolio will be MONY Life Insurance Company and MONY Life Insurance Company of America, there is no discussion in this Prospectus of the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to Contract holders, see the attached prospectus for the Contracts. Higher Portfolio turnover (e.g. over 100% per year) may result from active and frequent trading. Higher Portfolio turnover would cause the portfolio to incur additional transaction costs.

Risk Factors While the Portfolio invests in securities of the highest possible credit quality, the value of those investments can be expected to change with daily changes in the market level of interest rates. The Portfolio is expected to have an effective duration between 2 and 4 years. In general, bond prices move inversely with interest rate changes. Duration is a common measurement of how sensitive a bond price is to movement in interest rates. Neither the U.S. government nor its agencies guarantee investments in the Portfolio. The loss of money is a risk of investing in the Portfolio.

Investment Adviser Fee Annual rate of 0.50% of the first $400 million, 0.35% of the next $400 million, and 0.30% in excess of $800 million of the portfolio's aggregate average daily net assets.

Performance Bar Chart and Table

The bar chart and table shown below provide an indication of the risks of investing in the Government Securities Portfolio by showing changes in the Portfolio's performance from year-to-year over a ten-year period and by showing how the Portfolio's average annual returns for one, five and since inception compare to those of a broad-based securities market index. Performance does not include separate account charges imposed by the insurance companies that write annuity contracts and variable life policies. If these charges were included, they would have reduced performance. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future. Investment results assume reinvestment of dividends.

             Government Securities Portfolio--Annual Total Returns

                                    [CHART]

1992    7.01%
1993    8.18%
1994   (2.68)%
1995   10.89%
1996    3.62%
1997    7.18%
1998    6.85%
1999    0.66%
2000    9.70%
2001    6.58%

During the period since inception shown in the bar chart, the highest return for a quarter was 4.92% (quarter ending September 30, 1992) and the lowest return for a quarter was -1.87% (quarter ending March 31, 1992).

------------------------------------------------------------------------------
Average Annual Total Returns                                           Since
(for the periods ending December 31, 2001)            1 Year 5 Years Inception
------------------------------------------------------------------------------
Government Securities Portfolio (Return Before Taxes) 6.58%   6.15%    5.84%
------------------------------------------------------------------------------
Lehman Brothers Intermediate US Gov Index             8.42%   7.06%    6.65%
------------------------------------------------------------------------------

Portfolio Management  MONY Life Insurance Company of America manages the
Portfolio.

Money Market Portfolio
--------------------------------------------------------------------------------

Investment Objective The Portfolio seeks to maximize current income while preserving capital and maintaining liquidity. The investment objective may only be changed with shareholder approval.

Investment Strategies To pursue its investment objective, the Portfolio invests primarily in high quality short-term money market instruments. The Portfolio invests primarily in U.S. dollar-denominated issues of corporations, U.S. government and agency obligations, and asset-backed securities with remaining maturities of 397 days or less. The dollar-weighted average life to maturity of the securities held in the Portfolio will be 90 days or less. These securities include commercial paper, bankers' acceptances, certificates of deposit, time deposits, and other debt obligations. The Portfolio holds fixed and floating interest rate instruments. The Portfolio generally does not hold more than 5% of its assets in any one issuer. Please see Appendix A to this Prospectus for a more in-depth discussion as to the securities in which the Money Market Portfolio may invest.

Risk Factors As with any money market fund, the fund will be subject to fluctuations in the level of current income due to reinvestment risk. Securities in the Portfolio may not yield as high a level of current income as securities with longer maturities or of lower quality. Such other securities generally possess a lesser degree of liquidity and greater market risk. The Portfolio seeks to minimize credit risk through careful selection of securities of approved issuers. Nevertheless, reinvestment risk and credit risk cannot be eliminated and these factors will affect the net asset value of the fund. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Investment Adviser Fee Annual rate of 0.40% of the first $400 million, 0.35% of the next $400 million, and 0.30% in excess of $800 million of the Portfolio's aggregate average daily net assets.

Performance Bar Chart and Table

The bar chart and table shown below provide an indication of the risks of investing in the Money Market Portfolio by showing changes in the Portfolio's performance from year-to-year over a ten-year period and by showing the portfolio's average annual returns for one, five and ten years. Performance does not include separate account charges imposed by the insurance companies that write annuity contracts and variable life policies. If these charges were included, they would have reduced performance. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future. Investment results assume reinvestment of dividends.

                 Money Market Portfolio--Annual Total Returns

                                    [CHART]

1992    3.38%
1993    2.78%
1994    3.89%
1995    5.64%
1996    5.12%
1997    5.27%
1998    5.25%
1999    4.98%
2000    6.11%
2001    3.80%

During the ten-year period shown in the bar chart, the highest return for a quarter was 1.58% (quarter ending September 30, 2000) and the lowest return for a quarter was 0.51% (quarter ending December 31, 2001).

------------------------------------------------------------------------------
Average Annual Total Returns
(for the periods ending December 31, 2001)             1 Year 5 Years 10 Years
------------------------------------------------------------------------------
Money Market Portfolio (Return Before Taxes)           3.80%   5.08%   4.62%
------------------------------------------------------------------------------

Portfolio Management  MONY Life Insurance Company of America manages the
Portfolio.

Intermediate Term Bond Portfolio Financial Highlights The financial highlights table is intended to help you understand the Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio's financial statements, are included in the Statement of Additional Information of the Portfolio and its Annual Report. These documents are available at the address or phone number on the back cover of this Prospectus. The Annual Report also contains a discussion of the performance of the Intermediate Term Bond Portfolio during 2001 as well as line graphs which show the value at inception and for each year after inception of a $10,000 investment made in the Intermediate Term Bond Portfolio. These graphs also show the performance of an investment over the same period in securities that comprise a broad based, unmanaged securities market index. Total returns do not reflect separate account charges or contract charges. If these charges were included, they would have reduced the total returns.

                            MONY SERIES FUND, INC.

                       Intermediate Term Bond Portfolio

                             FINANCIAL HIGHLIGHTS

         For a share outstanding throughout each period is as follows:

                                                          For the years ended December 31,
                                                 -------------------------------------------------
                                                  2001       2000       1999       1998     1997
                                                 -------    -------    -------    -------  -------
Net asset value, beginning of period............ $ 10.97    $ 10.82    $ 11.33    $ 11.12  $ 10.96
                                                 -------    -------    -------    -------  -------
Income from investment operations:
 Net investment income (loss)...................    0.56(a)    0.62(a)    0.61(a)    0.51     0.63
 Net realized and unrealized gain (loss) on
   investments..................................    0.34       0.19      (0.59)      0.28     0.16
                                                 -------    -------    -------    -------  -------
   Total from investment operations.............    0.90       0.81       0.02       0.79     0.79
                                                 -------    -------    -------    -------  -------
 Dividends from net investment income...........   (0.60)     (0.66)     (0.53)     (0.58)   (0.63)
 Distributions from net capital gains...........      --         --         --         --       --
                                                 -------    -------    -------    -------  -------
   Total distributions..........................   (0.60)     (0.66)     (0.53)     (0.58)   (0.63)
                                                 -------    -------    -------    -------  -------
Net asset value, end of period.................. $ 11.27    $ 10.97    $ 10.82    $ 11.33  $ 11.12
                                                 =======    =======    =======    =======  =======
   Total return.................................    8.51%      7.94%      0.23%      7.44%    7.70%
Net assets, end of period (000s)................ $73,368    $52,812    $55,595    $59,531  $44,217
Ratio of expenses (excluding expense
  reimbursements/reductions) to average net
  assets........................................    0.62%      0.61%      0.57%      0.62%    0.51%
Ratio of expenses to average net assets.........    0.62%      0.61%      0.57%      0.61%    0.51%
Ratio of net investment income (loss) (excluding
  expense reimbursements/reductions) to average
  net assets....................................    5.09%      5.86%      5.50%      5.60%    5.97%
Ratio of net investment income (loss) to average
  net assets....................................    5.09%      5.86%      5.50%      5.61%    5.98%
Portfolio turnover..............................      19%        30%        40%        18%      79%

----------
(a)Based on average shares outstanding.

Long Term Bond Portfolio Financial Highlights The financial highlights table is intended to help you understand the Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio's financial statements, are included in the Statement of Additional Information of the Portfolio and its Annual Report. These documents are available at the address or phone number on the back cover of this Prospectus. The Annual Report also contains a discussion of the performance of the Long Term Bond Portfolio during 2001 as well as line graphs which show the value at inception and for each year after inception of a $10,000 investment made in the Long Term Bond Portfolio. These graphs also show the performance of an investment over the same period in securities that comprise a broad based, unmanaged securities market index. Total returns do not reflect separate account charges or contract charges. If these charges were included, they would have reduced the total returns.

                            MONY SERIES FUND, INC.

                           Long Term Bond Portfolio

                             FINANCIAL HIGHLIGHTS

         For a share outstanding throughout each period is as follows:

                                                       For the years ended December 31,
                                            -----------------------------------------------------
                                              2001        2000        1999        1998     1997
                                            --------    --------    --------    --------  -------
Net asset value, beginning of period....... $  13.27    $  12.32    $  14.17    $  13.64  $ 12.84
                                            --------    --------    --------    --------  -------
Income from investment operations:
 Net investment income (loss)..............     0.70(a)     0.74(a)     0.74(a)     0.56     0.76
 Net realized and unrealized gain (loss) on
   investments.............................     0.12        1.08       (1.80)       0.75     0.83
                                            --------    --------    --------    --------  -------
   Total from investment operations........     0.82        1.82       (1.06)       1.31     1.59
                                            --------    --------    --------    --------  -------
 Dividends from net investment income......    (0.71)      (0.87)      (0.53)      (0.72)   (0.79)
 Distributions from net capital gains......       --          --       (0.26)      (0.06)      --
                                            --------    --------    --------    --------  -------
   Total distributions.....................    (0.71)      (0.87)      (0.79)      (0.78)   (0.79)
                                            --------    --------    --------    --------  -------
Net asset value, end of period............. $  13.38    $  13.27    $  12.32    $  14.17  $ 13.64
                                            ========    ========    ========    ========  =======
   Total return............................     6.28%      15.61%      (7.60)%     10.08%   13.44%
Net assets, end of period (000s)........... $131,717    $102,733    $105,317    $122,957  $75,353
Ratio of expenses (excluding expense
  reimbursements/reductions) to average net
  assets...................................     0.62%       0.60%       0.55%       0.58%    0.49%
Ratio of expenses to average net assets....     0.62%       0.59%       0.55%       0.57%    0.49%
Ratio of net investment income (loss)
  (excluding expense reimbursements/
  reductions) to average net assets........     5.25%       6.02%       5.68%       5.50%    6.33%
Ratio of net investment income (loss) to
  average net assets.......................     5.25%       6.02%       5.68%       5.50%    6.33%
Portfolio turnover.........................       39%         19%         43%         41%      37%

----------
(a)Based on average shares outstanding.

Government Securities Portfolio Financial Highlights The financial highlights table is intended to help you understand the Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio's financial statements, are included in the Statement of Additional Information of the Portfolio and its Annual Report. These documents are available at the address or phone number on the back cover of this Prospectus. The Annual Report also contains a discussion of the performance of the Government Securities Portfolio during 2001 as well as line graphs which show the value at inception and for each year after inception of a $10,000 investment made in the Government Securities Portfolio. These graphs also show the performance of an investment over the same period in securities that comprise a broad based, unmanaged securities market index. Total returns do not reflect separate account charges or contract charges. If these charges were included, they would have reduced the total returns.

                            MONY SERIES FUND, INC.

                        Government Securities Portfolio

                             FINANCIAL HIGHLIGHTS

         For a share outstanding throughout each period is as follows:

                                                          For the years ended December 31,
                                                 -------------------------------------------------
                                                  2001       2000       1999       1998     1997
                                                 -------    -------    -------    -------  -------
Net asset value, beginning of period............ $ 11.29    $ 10.91    $ 11.17    $ 10.89  $ 10.58
                                                 -------    -------    -------    -------  -------
Income from investment operations:
 Net investment income (loss)...................    0.51(a)    0.58(a)    0.56(a)    0.33     0.45
 Net realized and unrealized gain (loss) on
   investments..................................    0.21       0.42      (0.49)      0.39     0.28
                                                 -------    -------    -------    -------  -------
   Total from investment operations.............    0.72       1.00       0.07       0.72     0.73
                                                 -------    -------    -------    -------  -------
 Dividends from net investment income...........   (0.55)     (0.62)     (0.33)     (0.44)   (0.42)
 Distributions from net capital gains...........      --       0.00(b)    0.00(b)      --       --
                                                 -------    -------    -------    -------  -------
   Total distributions..........................   (0.55)     (0.62)     (0.33)     (0.44)   (0.42)
                                                 -------    -------    -------    -------  -------
Net asset value, end of period.................. $ 11.46    $ 11.29    $ 10.91    $ 11.17  $ 10.89
                                                 =======    =======    =======    =======  =======
   Total return.................................    6.58%      9.70%      0.66%      6.85%    7.18%
Net assets, end of period (000s)................ $86,351    $53,409    $57,337    $54,615  $25,066
Ratio of expenses (excluding expense
  reimbursements/reductions) to average net
  assets........................................    0.62%      0.61%      0.58%      0.64%    0.56%
Ratio of expenses to average net assets.........    0.62%      0.61%      0.57%      0.62%    0.54%
Ratio of net investment income (loss) (excluding
  expense reimbursements/reductions) to average
  net assets....................................    4.49%      5.41%      5.08%      5.09%    5.50%
Ratio of net investment income (loss) to average
  net assets....................................    4.49%      5.41%      5.09%      5.10%    5.52%
Portfolio turnover..............................      20%         8%         8%        30%      19%

----------
(a)Based on average shares outstanding.
(b)Less than $.01 per share.

Money Market Portfolio Financial Highlights The financial highlights table is intended to help you understand the Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio's financial statements, are included in the Statement of Additional Information of the Portfolio and its Annual Report. These documents are available at the address or phone number on the back cover of this Prospectus. The Annual Report also contains a discussion of the performance of the Money Market Portfolio during 2001 as well as line graphs which show the value at inception and for each year after inception of a $10,000 investment made in the Money Market Portfolio. These graphs also show the performance of an investment over the same period in securities that comprise a broad based, unmanaged securities market index. Total returns do not reflect separate account charges or contract charges. If these charges were included, they would have reduced the total returns.

                            MONY SERIES FUND, INC.

                            Money Market Portfolio

                             FINANCIAL HIGHLIGHTS

         For a share outstanding throughout each period is as follows:

                                                    For the years ended December 31,
                                            ------------------------------------------------
                                              2001      2000      1999      1998      1997
                                            --------  --------  --------  --------  --------
Net asset value, beginning of period....... $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                            --------  --------  --------  --------  --------
Income from investment operations:
 Net investment income (loss)..............     0.04      0.06      0.05      0.05      0.05
                                            --------  --------  --------  --------  --------
   Total from investment operations........     0.04      0.06      0.05      0.05      0.05
                                            --------  --------  --------  --------  --------
 Dividends from net investment income......    (0.04)    (0.06)    (0.05)    (0.05)    (0.05)
                                            --------  --------  --------  --------  --------
   Total distributions.....................    (0.04)    (0.06)    (0.05)    (0.05)    (0.05)
                                            --------  --------  --------  --------  --------
Net asset value, end of period............. $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                            ========  ========  ========  ========  ========
   Total return............................     3.80%     6.11%     4.98%     5.25%     5.27%
Net assets, end of period (000s)........... $314,937  $268,299  $336,532  $349,421  $158,286
Ratio of expenses (excluding expense
  reimbursements/reductions) to average net
  assets...................................     0.51%     0.47%     0.44%     0.45%     0.46%
Ratio of expenses to average net assets....     0.50%     0.47%     0.44%     0.45%     0.45%
Ratio of net investment income (loss)
  (excluding expense reimbursements/
  reductions) to average net assets........     3.64%     5.93%     4.84%     5.08%     5.11%
Ratio of net investment income (loss) to
  average net assets.......................     3.65%     5.93%     4.84%     5.09%     5.11%

                            Management of the Fund

Investment Adviser

   The Fund's investment adviser is MONY Life Insurance Company of America ("MONY America"). MONY America's principal business address is 1740 Broadway, New York, New York 10019. MONY America is a wholly owned subsidiary of MONY Life Insurance Company ("MONY"). MONY America will carry on the overall day-to-day management of the current Portfolios under an Investment Advisory Agreement with the Fund. It also will provide investment advice and related services for each of the Portfolios. MONY America registered as an investment adviser under the Investment Advisers Act of 1940 in 1985. Prior to 1985, MONY America had not performed services as an investment adviser. MONY America has entered into a Services Agreement with MONY to provide it with personnel, services, facilities, supplies and equipment in order to carry out many of its duties. MONY America pays MONY for these services.

   Because the Investment Advisory Agreement and the Services Agreement are interrelated and dependent on each other, MONY may be considered to be an investment advisor of the Fund for certain federal regulatory purposes. MONY is registered as an investment adviser under the Investment Advisers Act of 1940. Its principal business address is 1740 Broadway, New York, New York 10019.

   In considering whether to approve the Investment Advisory Agreement and the Services Agreement, the MONY Series Fund Board of Directors ("Board") considered the advisory fee structure, the nature and quality of services provided to the Fund and the economies of scale for each Portfolio of the Fund. With regard to the quality of services provided, the Board reviewed the relative performance of each Portfolio to portfolios of similar asset size and investment objectives. With regard to the economies of scale and advisory fees, the Board considered the reasonableness of the expense ratios and any expense limitations as compared to the expense ratio of portfolios of similar size and investment strategies. Based on the results of the Board's review, the Board approved the continuation of the MONY Series Fund, Inc. Investment Advisory Agreement with MONY America and the Services Agreement between MONY and MONY America.

   MONY is a life insurance company that was originally organized under the laws of New York in 1842 as The Mutual Life Insurance Company of New York. In 1998, The Mutual Life Insurance Company of New York converted to a stock company through demutualization and was renamed MONY Life Insurance Company. MONY manages the investment assets held in its own general account, various separate accounts established by MONY, and the assets of its employee thrift plan trust. From 1969 to 1981, MONY provided investment advisory services for MONY Advisers, Inc. (a wholly owned subsidiary of MONY). MONY Advisers, Inc. acted as investment adviser to The MONY Fund, Inc., a registered, diversified, open-end, management investment company. As of December 31, 2001, total assets under management in the accounts managed by MONY and MONY America were about $26.0 billion. These assets included common stocks, long and medium term publicly traded fixed income securities, and short-term debt obligations. The size of the accounts and portfolios managed by MONY or its personnel does not assure that a shareholder of the Fund will realize any gain or be protected from any loss.

   MONY America and MONY serve as investment managers or advisers in managing their own assets and, in the case of MONY, the assets of separate accounts and certain of its subsidiaries. In the future, MONY America and MONY may serve as investment manager or adviser to other investment companies. Investment opportunities may arise that are appropriate for more than one account or entity for which MONY America or MONY serves as investment manager or adviser, including for their own accounts. When this occurs, MONY America and MONY and their personnel will not favor one account or entity over another. Investments will be allocated among them in an impartial manner believed to be equitable to each account and entity involved. The allocations will be based on each respective account's or entity's investment objectives and its current cash and investment positions. Because these various accounts and entities may have different investment objectives and positions, MONY America or MONY may, from time to time buy a particular security for one or more of such accounts and entities when it sells such securities for another account or entity.

   MONY America receives an investment management fee as compensation for its services to each of the portfolios. The investment management fee paid to MONY America in 2001 for each of the Portfolios, expressed as a percentage of such portfolio's average net assets, as follows.

                                          Aggregate Fee Paid to Adviser
         Portfolio                         (% of Average Daily Assets)
         --------------------------------------------------------------
         Intermediate Term Bond Portfolio              50%
         --------------------------------------------------------------
         Long Term Bond Portfolio                      50%
         --------------------------------------------------------------
         Government Securities Portfolio               50%
         --------------------------------------------------------------
         Money Market Portfolio                        40%
         --------------------------------------------------------------

   MONY America has agreed to bear all expenses

      (1) for the Fund's organization,

      (2) related to initial registration and qualification under federal and state securities laws, and

      (3) for compensation of the Fund's directors, officers and employees who are interested persons (as defined by the 1940 Act) of MONY America.

All other expenses, including those associated with calculating net asset value of the portfolios and any extraordinary or non-recurring expenses, will be borne by the Fund. With respect to the expenses of printing and mailing prospectuses, see "Purchase and Redemption of Shares".

   MONY America has contractually agreed to limit expenses on these Portfolios until April 30, 2003 to the following amounts:

      Intermediate Term Bond -- 0.75%

      Long Term Bond -- 0.75%

      Government Securities -- 0.75%

      Money Market -- 0.50%

Portfolio Managers

      Portfolio                                      Portfolio Manager
----------------------------------------------------------------------------------------------------

Intermediate Term Bond Gisella Bello has managed the Portfolio since 1996. She also manages and trades the short to intermediate portion of MONY's public bond portfolio. She is an Assistant V.P. and has 14 years' experience in the investment industry.
----------------------------------------------------------------------------------------------------

Long Term Bond         Michael Dineen, CFA, has managed the Portfolio since 1993. He is an
                       Assistant V.P. and has 13 years' experience in the investment industry.
----------------------------------------------------------------------------------------------------

Government Securities  Gregory M. Staples has managed the Portfolio since 1993. He is a Managing
                       Director. He also co-manages the Diversified Portfolio, is head of the public bond group at MONY and has 20 years' experience in the investment industry.
----------------------------------------------------------------------------------------------------

Money Market           David E. Wheeler, CFA, has managed the Portfolio since 1996. He shares credit research responsibilities for MONY's long-term public bond portfolio.
                       He is an Assistant V.P. and has 15 years' experience in the investment industry.
----------------------------------------------------------------------------------------------------

Custodian, Transfer Agent, and Dividend Disbursing Agent

   State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 is the custodian, transfer agent and dividend disbursing agent of the securities held by the Portfolios of the Fund. It is authorized to use the facilities of the Depository Trust Company and the facilities of the book-entry system for the Federal Reserve Bank.

Legal Proceedings

   The Fund, its investment adviser and its principal underwriter are not parties to any legal proceedings as of December 31, 2001.

                       Purchase and Redemption of Shares

   Shares of the Fund are not offered directly to the general public. The Fund currently offers shares of the Fund to separate accounts of MONY and MONY America as funding vehicles for certain variable annuity contracts or variable life insurances contracts ("variable contracts") issued through the separate accounts by such life insurance companies. When shares of the Fund are offered as a funding vehicle for such variable contracts, a separate prospectus describing the particular separate account and variable contract being offered through that separate account will accompany this Prospectus. The Fund may, in the future, offer shares directly to qualified pension and retirement plans.

   Shares of the Portfolios are sold in a continuous offering to the separate accounts to support the variable contracts. Net purchase payments under the variable contracts are placed in one or more subaccounts of the separate accounts and the assets of each such subaccount are invested in the shares of the Portfolio corresponding to that subaccount. The separate accounts purchase and redeem shares of the Portfolios for their subaccounts at a net asset value without sales or redemption charges.

   For each day on which a Portfolio's net asset value is calculated, the separate accounts transmit to the Portfolios any orders to purchase or redeem shares of the Portfolios based on the net purchase payments, redemption (surrender) requests, and transfer requests from variable contract owners, annuitants and beneficiaries that have been processed on that day. Similarly, qualified pension and retirement plans may in the future transmit to the Portfolios any orders to purchase or redeem shares of the Portfolio(s) based on the instructions of plan trustees or participants. The separate account purchases and redeems shares of each Portfolio at the Portfolio's net asset value per share calculated as of the day the Portfolios receive the order, although such purchases and redemptions may be executed the next morning. Payment for shares redeemed are made within seven days after receipt of a proper notice of redemption, except that the right of redemption may be suspended or payments postponed when permitted by applicable laws and regulations.

   A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners. A potential for certain conflicts would also exist between the interests of any of these investors and participants in a qualified pension and retirement plan that might invest in the Portfolios. To the extent that such classes of investors are invested in the same Portfolio when a conflict of interest arises that might involve the Portfolio, one or more such classes of investors could be disadvantaged. The Fund currently does not foresee any such disadvantage to owners of variable contracts or to plan participants. Nonetheless, the board of directors of the Fund will monitor the Portfolios for the existence of any irreconcilable material conflicts of interest. If such a conflict affecting owners of variable contracts is determined to exist, MONY or MONY America will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict occurs, MONY or MONY America might withdraw its separate accounts' investment in one or more Portfolios or it may substitute shares of one Portfolio for another. This might force a Portfolio to sell its portfolio securities at a disadvantageous price.

  Determination of Net Asset Value

   Portfolio shares are sold at net asset value ("NAV"). The NAV of each Portfolio is calculated at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, each day the NYSE is open for trading. The NAV per share for Funds is determined by adding the value of the Portfolio's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of that Portfolio's outstanding shares.

   A Portfolio's portfolio securities are valued most often on the basis of market quotations. Foreign securities generally are valued on the basis of quotations from the primary market in which they are traded. Some debt securities are valued using dealers and pricing services. Those prices are composed of the mean average of the bid and ask prices on the secondary market. Any short-term securities held by any Portfolio with remaining maturities of sixty days or less are valued on the basis of amortized cost or original cost plus accrued interest. A Portfolio's written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last traded bid price. A Portfolio's NAV may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

   If quotations are not readily available for any security, or if the value of a security has been materially affected by events occurring after the closing of a market, the security may be valued by using procedures approved by a Portfolio's board of directors that it believes accurately reflects "fair value."

  Contract Owner Voting Rights

   With regard to Portfolio matters for which the Investment Company Act of 1940 (the "1940 Act") requires a shareholder vote, MONY or MONY America will vote such shares in accordance with instructions received from the owners of variable contracts (or annuitants or beneficiaries thereunder) having a voting interest in that separate account. Each share has one vote for each dollar of net asset value and votes are counted on an aggregate basis except as to matters where the interests of Portfolios differ (such as approval of an investment advisory agreement or a change in a Portfolio's fundamental investment policies). In such a case, the voting is on a Portfolio-by-Portfolio basis. Fractional shares are counted. Shares held by a separate account for which no instructions are received are voted by their insurance company sponsors for or against any propositions, or in abstention, in the same proportion as the shares for which instructions have been received.

  Plan Participant Voting Rights

   With regard to matters for which the 1940 Act requires a shareholder vote, trustees of qualified pension and retirement plans are expected to vote Portfolio shares held by their plans either in their own discretion or in accordance with instructions received from participants in such plans.

                      Dividends, Distributions and Taxes

  Dividend and Capital Gains Distribution

   Each Portfolio intends to distribute substantially all of its net investment income annually. Each Portfolio also intends to distribute substantially all of its net realized capital gains annually. All income dividends and capital gains distributions made by a Portfolio are reinvested in shares of that Portfolio at that Portfolio's net asset value.

  Taxes

   For federal income tax purposes, each Portfolio is treated as a separate entity. Each Portfolio intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986 as amended ("Code"). By so qualifying, a Portfolio is not subject to federal income taxes to the extent that its net investment income and net realized capital gains are distributed to the separate accounts or to qualified pension and retirement plans.

   Since the separate accounts are the only shareholders of the Portfolios, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to the purchasers of variable contracts, see the attached prospectus for such contract.

                                                                     APPENDIX A

                     SECURITIES IN WHICH THE MONEY MARKET
                        PORTFOLIO MAY CURRENTLY INVEST

   The Money Market Portfolio, and the other Portfolios to the extent their investment policies so provide, may invest in the following short-term, debt securities regularly bought and sold by financial institutions:

   1. Debt securities (including bills, certificates of indebtedness, notes, and bonds) issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government that is established under the authority of an act of Congress. These include:

   . U.S. Treasury Bills;

   . Other obligations issued or guaranteed by the U.S. government;

   . Obligations of U.S. agencies or instrumentalities which are backed by the U.S. Treasury; and

   . Obligations issued or guaranteed by U.S. agencies or instrumentalities and backed solely by the issuing agency or instrumentality. Such agencies or instrumentalities include, but are not limited to: (1) The Federal National Mortgage Association; (2) the Federal Farm Credit Bank; (3) the Federal Home Loan Bank; and (4) the Government National Mortgage Association.

Although all obligations of agencies and instrumentalities are not direct obligations of the U.S. Treasury, payment of the interest and principal on them is generally backed directly or indirectly by the U.S. Treasury. This support can range from the backing of the full faith and credit of the United States, to U.S. Treasury guarantees, or to the backing solely of the issuing agency or instrumentality itself.

   2. Obligations (including certificates of deposit, bankers' acceptances and time deposits) of any bank which has, at the time of the Portfolio's investment, total investment assets of at least $1 billion or the equivalent. The bank may be organized under the laws of the United States or any state or foreign branches of such banks or foreign banks. The term "certificates of deposit" includes:

   . Eurodollar certificates of deposit, which are traded in the over-the-counter market;

   . Eurodollar time deposits, for which there is generally not a market; and

   . Yankee certificates of deposit.

"Eurodollars" are dollars deposited in banks outside the United States. Yankee certificates of deposit are certificates of deposit denominated in U.S. dollars and issued in the United States by the domestic branch of a foreign bank, and are primarily traded in the United States. An investment in Eurodollar instruments involves risks that are different in some respects from an investment in debt obligations of domestic issuers. These risks include future political and economic developments such as possible expropriation or confiscatory taxation that might adversely affect the payment of principal and interest on the Eurodollar instruments. In addition, foreign branches of domestic banks and foreign banks may not be subject to the same accounting, auditing and financial standards and requirements as domestic banks. Finally, in the event of default, judgments against a foreign branch or foreign bank might be difficult to obtain or enforce. Yankee certificates have risks substantially similar to those of Eurodollar certificates.

"Certificates of deposit" are certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year). "Bankers' acceptances" are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. "Time deposits" are non-negotiable deposits in a bank for a fixed period of time.

   3. Commercial paper issued by corporations which at the date of investment is rated (a) by any two SEC designated statistical rating organizations in one of the two highest rating categories for short-term debt obligations, or (b) if not rated, issued by domestic or foreign corporations which have an outstanding senior long-term debt issue rated by any two SEC designated statistical rating organizations in one of the two highest rating categories for short-term debt obligations. "Commercial paper" consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. If the commercial paper is issued by a foreign corporation, it must be U.S. Dollar denominated.

   4. Other corporate obligations issued by domestic or foreign corporations which at the date of investment are rated by any two SEC designated statistical rating organizations in one of the two highest rating categories for short-term debt obligations.

"Corporate obligations" are bonds and notes issued by corporations and other business organizations, including business trusts, in order to finance their long-term credit needs. If the obligation is issued by a foreign corporation, it must be U.S. Dollar denominated.

   5. Repurchase Agreements. When the Money Market Portfolio purchases money market securities of the types described above, it may on occasion enter into a repurchase agreement with the seller. In a repurchase agreement, the seller and the buyer agree at the time of sale to a repurchase of the security at a mutually agreed upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price. This resale price reflects an agreed-upon market rate of interest effective for the period of time the Portfolio's money is invested in the security, and is not related to the coupon rate of the purchased security. Repurchase agreements may be considered loans of money to the seller of the underlying security, which are collateralized by the securities underlying the repurchase agreement. The Fund will not enter into repurchase agreements unless the agreement is "fully collateralized," i.e., the value of the securities is, and during the entire term of the agreement remains, at least equal to the amount of the "loan," including accrued interest. The Fund's custodian bank will take possession of the securities underlying the agreement, and the Fund will value them daily to assure that this condition is met. The Fund has adopted standards for the parties with whom it will enter into repurchase agreements. It believes these standards are reasonably designed to assure that such a party presents no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. In the event that a seller defaults on a repurchase agreement, the Fund may incur a loss in the market value of the collateral, as well as disposition costs. If a party with whom the Fund had entered into a repurchase agreement becomes involved in bankruptcy proceedings, the Fund's ability to realize on the collateral may be limited or delayed and a loss may be incurred if the collateral security of the repurchase agreement declines in value during the bankruptcy proceedings.

   6. Reverse Repurchase Agreements. The Portfolio may enter into reverse repurchase agreements with banks. Reverse repurchase agreements have the characteristics of borrowing. They involve the sale of securities held by the Portfolio with an agreement to repurchase the securities at an agreed-upon price and date. The price reflects a rate of interest paid for the use of funds for the period. Generally, the effect of such a transaction is that the Portfolio can recover all or most of the cash invested in the securities involved during the term of the reverse repurchase agreement. In many cases the Portfolio will be able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Portfolio has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. The Portfolio may be unable to realize a return from the use of the proceeds equal to or greater than the interest required to be paid. Opportunities to achieve this advantage may not always be available, and the Portfolio intends only to use the reverse repurchase technique when it appears to be to its advantage to do so. The use of reverse repurchase agreements may magnify any increase or decrease in the value of the Portfolio's securities. The Fund's custodian bank will maintain in a separate account securities of the Portfolio that have a value equal to or greater than the Portfolio's commitments under reverse repurchase agreements.

   7. Asset backed securities are securities that have been structured to receive payment from an identified pool of assets. These pools are typically over-collateralized or they have some sort of financial guaranty such as a letter of credit or a third party guaranty to ensure full and timely repayment.

   8. Limited liquidity securities/securities sold under SEC Rule 144A. A substantial market of qualified institutional buyers may develop under Rule 144A of the 1933 Act for securities that are subject to legal or contractual restrictions on resale. If such a market develops, these securities may be treated as liquid securities. To the extent that for a period of time qualified institutional buyers cease purchasing such securities pursuant to Rule 144A, there may be an increase in the level of illiquidity in the portfolio during such period.

   Notwithstanding the above, it is the present intention of the Fund that the Money Market Portfolio continue to qualify under the requirements of Rule 2a-7 of the SEC. This Rule permits the Portfolio to use the amortized cost method of valuation to calculate net asset value if the Portfolio's funds are invested in accordance with its guidelines. Briefly, those guidelines require investment in Eligible Securities (see "Valuation of Money Market Portfolio" for a discussion of Eligible Securities) which qualify as First or Second Tier securities under the Rule. First Tier securities include any Eligible Security which:

   (i) is rated (or, if unrated, the issuer of which also issues short-term securities any one of which, comparable in priority and security, is rated) by an SEC designated statistical rating organization in its highest category for short-term debt obligations, or

   (ii) is a security having:

       . a remaining maturity of 397 days or less when acquired but which has an original maturity in excess of 397 days, and

       . which is now comparable in priority and security to a short-term security of the same issuer which is rated by an SEC designated statistical rating organization in the highest category for short-term debt obligations; or

   (iii) is unrated as a short-term security (and, if rated as a long-term security, received a rating in one of the two highest categories) and is issued by an issuer which has no rated short-term debt obligations comparable in priority and security.

A Second Tier security is any Eligible Security (see "Valuation of Money Market Portfolio" for a discussion of Eligible Securities) which is not a First Tier security.

                                                                     APPENDIX B

                      DESCRIPTION OF COMMERCIAL PAPER AND
                            CORPORATE BOND RATINGS

Commercial Paper Ratings

   Moody's commercial paper ratings are opinions of the ability of issuers to repay promissory obligations when due. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

   . Prime 1-Superior Ability for Repayment;

   . Prime 2-Strong Ability for Repayment; and

   . Prime 3-Acceptable Ability for Repayment.

   S&P's commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the highest rating, "A", are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers "1", "2", and "3" to indicate the relative degree of safety. The designation "A-1" indicates that the degree of safety regarding timely payment is either overwhelming or very strong. The "A+" designation is applied to those issues rated "A-1" which possess overwhelming safety characteristics. Capacity for timely payment on issues with the designation "A-2" is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

   Fitch's commercial paper ratings represent Fitch's assessment of the issuer's ability to meet its obligations in a timely manner. The assessment places emphasis on the existence of liquidity. Ratings range from "F-1+" which represents exceptionally strong credit quality to "F-4" which represents weak credit quality.

   Duff's short-term ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit and current maturities of long-term debt. Emphasis is placed on liquidity. Ratings of Duff 1+ are regarded as having the highest certainty of timely payment. Issues rated Duff 1 are regarded as having very high certainty of timely payment.

   Thomson's BankWatch, Inc. assigns only one issuer rating to each company, based upon a qualitative and quantitative analysis of the consolidated financials of an issuer and its subsidiaries. The rating incorporates TBW's opinion of the vulnerability of the company to adverse developments which may impact the marketability of its securities, as well as the issuer's ability to repay principal and interest. Ratings range from "TBW-1" for highest quality to "TBW-3" for the lowest quality, (companies with very serious problems).

Bond Ratings

   A bond rated "Aaa" by Moody's is judged to be the best quality. Bonds rated "Aaa" are deemed to carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is deemed secure. While the various protective elements may change, such foreseeable changes are unlikely to impair the fundamentally strong position of such issues. Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. Margins of protection on "Aa" bonds may not be as large as on "Aaa" securities or fluctuations of protective elements may be of greater magnitude or there may be other elements present which make the long-term risks appear somewhat larger than "Aaa" securities. Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future. Bonds rated "Baa" are considered medium grade obligations whose interest payments and principal security appear adequate for the present but may lack certain protective elements or may be characteristically unreliable over any great length of time. Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classifications from "Aa" through "B" in its corporate bond rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category. Bonds rated "Ba" are judged to have speculative elements and bonds rated below "Ba" are speculative to a higher degree.

   Debt rated "AAA" by S&P has the highest rating assigned by it. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a strong capacity to pay interest and repay principal and differs from "AAA" issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated "BB" and below is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal.

   Debt rated "AAA", the highest rating by Fitch, is considered to be of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Debt rated "AA" is regarded as very high credit quality. The obligor's ability to pay interest and repay principal is very strong. Debt rated "A" is of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt with higher ratings. Debt rated "BBB" is of satisfactory credit quality. The obligor's ability to pay interest and repay principal is adequate, however a change in economic conditions may adversely affect timely payment. Plus (+) and minus (-) signs are used with a rating symbol (except "AAA") to indicate the relative position within the category.

   Debt rated "AAA", the highest rating by Duff is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt. Debt rated "AA" is regarded as high credit quality. Protection factors are strong and risk is modest but may vary slightly from time to time because of economic conditions. Debt rated "A" is considered to have average, but adequate, protection factors. Bonds rated "BBB" are considered to have below average protection factors, but still sufficient for prudent investment. Bonds rated "BB" and below are below investment grade and possess fluctuating protection factors and risk.

                            MONY Series Fund, Inc.
                            Administrative Offices
                    1740 Broadway, New York, New York 10019

The Statement of Additional Information has more information about the Fund. The Statement of Additional Information is incorporated by reference into this prospectus.

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

You may get a Statement of Additional Information, annual report or semi-annual report without charge by calling 1-800-487-6669 or by sending a request to:
MONY Series Fund, Inc., 1740 Broadway, New York, New York 10019. Requests for other information about the Fund or any shareholder inquiries should be made by calling or writing to the above phone number or address.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may get information on the operation of the public reference room by calling the Securities and Exchange Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov. You may get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.



File Number: 2-95501
      811-04209